VIA EDGAR

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549-0506

Re:	Separate Account VA D

File No. 811-09777, CIK 0001034622

Rule 30b2-1 Filing

Commissioners:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the “Act”), Separate Account VA D, a unit investment trust registered under the Act, recently mailed to its contract owners the annual reports for the following underlying management investment companies: Transamerica Series Trust, AIM Variable Insurance Funds(Invesco Variable Insurance Funds), AllianceBernstein Variable Products Series Fund, Inc., Janus Aspen Series, MFS® Variable Insurance Trust and Fidelity Variable Insurance Products Fund. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act. Pursuant to Rule 30d-1 under the Act:

•	On 3/3/2011, Transamerica Series Trust, filed with the Commission via EDGAR (CIK: 0000778207);

•	On 2/25/2011, AIM Variable Insurance Funds (Invesco Variable Insurance Funds) filed with the Commission via EDGAR (CIK: 0000896435);

•	On 2/24/2011, AllianceBernstein Variable Products Series Fund, Inc. filed with the Commission via EDGAR (CIK: 0000825316);

•	On 2/28/2011, Janus Aspen Series filed with the Commission via EDGAR (CIK: 0000906185);

•	On 3/2/2011, MFS® Variable Insurance Trust filed with the Commission via EDGAR (CIK: 0000918571).

•	On 2/25/2011 and 2/22/2011, Fidelity Variable Insurance Products Fund filed with the Commission via EDGAR (CIK: 0000356494; 0000831016; 0000927384).

To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

/s/ Darin D. Smith

Darin D. Smith, Vice President

Transamerica Life Insurance Company